John Hancock Investment Trust

John Hancock ESG Large Cap Core Fund (the fund)

Supplement dated February 5, 2019 to the current summary prospectus, as may be supplemented (the summary prospectus)

Effective June 30, 2019 (the effective date), Stephanie Leighton, CFA will no longer serve as co-lead portfolio manager of the fund. Accordingly, as of the effective date, all references to Ms. Leighton will be removed from the summary prospectus. Following the effective date, Cheryl Smith, Ph.D., CFA will serve as lead portfolio manager of the fund, Elizabeth Levy, CFA will continue to serve as portfolio manager of the fund, and they will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.